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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

            -------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 31, 2004


                                 CRDENTIA CORP.
                                 --------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                                             76-0585701
           --------                                             ----------
(State or Other Jurisdiction of                              (I.R.S. Employer
        Incorporation)                                    Identification Number)

                                    000-31152
                                    ---------
                                   (Commission
                                  File Number)


                         14114 DALLAS PARKWAY, SUITE 600
                               DALLAS, TEXAS 75254
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 850-0780
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

LOAN AND SECURITY AGREEMENT

         On August 31, 2004, Crdentia Corp. (the "Company"), Baker Anderson Christie, Inc. ("Baker"), New Age Staffing, Inc. ("New Age"), Nurses Network, Inc. ("Nurses"), PSR Nurses, Ltd. ("PSR, Ltd."), PSR Nurse Recruiting, Inc. ("PSR Recruiting"), PSR Nurses Holdings Corp. ("PSR Holdings"), CRDE Corp. ("CRDE"), AHHC Acquisition Corporation ("AHHC"), CPS Acquisition Corporation ("CPS"), and Bridge Opportunity Finance, LLC ("Bridge") entered into a Loan and Security Agreement (the "Loan Agreement"). Baker, New Age, Nurses, PSR Recruiting, PSR Holdings and CRDE are wholly-owned subsidiaries of the Company. PSR Recruiting is the sole general partner of PSR Ltd. and PSR Nurses is the sole limited partner of PSR Ltd. AHHC and CPS are wholly-owned subsidiaries of CRDE.

         Pursuant to the Loan Agreement, the Company obtained a term loan credit facility in the amount of up to $10,000,000 from Bridge. The Company may obtain loans under the Loan Agreement to fund Permitted Acquisitions (as defined in the Loan Agreement). Any loans obtained under the Loan Agreement are due and payable in full on August 31, 2007 and bear interest at the rate of fifteen and one-quarter percent (15.25%) per annum. On August 31, 2004 the Company obtained a loan under the Loan Agreement in an amount equal to approximately $2,700,000 (the "Loan").

         The Loan Agreement imposes various restrictions on the activities of the Company without the consent of Bridge, including a prohibition on fundamental changes to the Company or its direct or indirect subsidiaries (including certain consolidations, mergers and sales and transfers of assets, and limitations on the ability of the Company or any of its direct or indirect subsidiaries to grant liens upon their property or assets). In addition, under the Loan Agreement the Company must meet certain continuing net worth, EBITDA (as defined in the Loan Agreement) and debt service coverage requirements. The Loan Agreement includes events of default (with grace periods, as applicable) and provides that, upon the occurrence of certain events of default, payment of all amounts payable under the Loan Agreement, including the principal amount of, and accrued interest on, the Loan may be accelerated. In addition, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the Loan Agreement, including the principal amount of, and accrued interest on, the Loan shall automatically become immediately due and payable.

         The description of the Loan Agreement and Loan set forth herein is qualified in its entirety by reference to the Loan Agreement filed with this report on Form 8-K as Exhibit 10.1

         On August 31, 2004, the Company issued a press release regarding the Loan Agreement which is attached as Exhibit 99.1 to this report on Form 8-K.

WARRANT AGREEMENT

         In addition to the Loan Agreement, as described in further detail below under ITEM 3.02, UNREGISTERED SALES OF EQUITY SECURITIES, on August 31, 2004 the Company entered a warrant agreement (the "Warrant Agreement") with Bridge, pursuant to which the Company granted to Bridge a warrant to purchase 905,758 shares of its Common Stock (the "Bridge Warrant").

ISSUANCE OF SERIES C PREFERRED STOCK AND WARRANTS TO PURCHASE SERIES C PREFERRED STOCK

         As described in further detail below under ITEM 3.02, UNREGISTERED SALES OF EQUITY SECURITIES, on August 31, 2004 the Company issued 35,834 shares of Series C Convertible Preferred Stock (the "Series C Shares") pursuant to certain Subscription Agreements. In connection with the Company's issuance of the Series C Shares, the purchasers of the Series C Shares were granted warrants (the "Series C Warrants") to purchase an aggregate of 89,585 Series C Shares. The disclosures made below regarding the Series C Shares and the Series C Warrants are incorporated herein to the extent applicable.



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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         As described in further detail above under ITEM 1.01, ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT, on August 31, 2004, the Company entered the Loan Agreement with Bridge and obtained the Loan. The disclosures made above regarding the Loan Agreement and the Loan are incorporated herein to the extent applicable.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

SERIES C PREFERRED STOCK

         On August 31, 2004, the Company issued 35,834 Series C Shares at a cash price per Series C Share of $60.00 to certain investors, including MedCap Partners LP ("MedCap") and James D. Durham, the Company's Chairman and Chief Executive Officer. As explained in greater detail below, such Series C Shares issued are convertible into 3,583,400 shares of the Company's Common Stock, which is approximately 9% of the Company's fully-diluted issued and outstanding common stock.

         The holders of the Series C Shares will be entitled to receive a dividend on each of September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005 in an amount equal to 1.5 shares of Common Stock for each outstanding Series C Share held by them. In the event of any liquidation or winding up of the Company, the holders of the Series C Shares will be entitled to receive in preference to the holders of the Company's Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock and Common Stock an amount equal to five times (5x) their initial purchase price plus any declared but unpaid dividends and any remaining liquidation proceeds will thereafter be distributed on a pro rata basis to the holders of the Company's Common Stock and any other series of Preferred Stock expressly entitled to participate in such distribution. Unless previously voluntarily converted prior to such time, the Series C Shares will be automatically converted into Common Stock at an initial conversion ratio of one hundred shares of Common Stock for each Series C Share upon the earlier of (i) the closing of an underwritten public offering of the Company's Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended, with aggregate net proceeds of at least $25 million, or (ii) the date specified by written consent or agreement of the holders of a majority of the then outstanding Series C Shares.

         The description of the foregoing rights, preferences and privileges of the Series C Shares is qualified in its entirety by the Certificate of Designations, Preferences and Rights of Series C Preferred Stock (the "Series C Certificate") filed with the Secretary of State of the State of Delaware on August 31, 2004 and filed as Exhibit 4.1 to this report on Form 8-K. In addition, the holders of the Series C Shares will be entitled to the registration rights set forth in the Amended and Restated Registration Rights Agreement dated August 31, 2004 by and among the Company and the investors listed on Schedule A thereto, a copy of which is filed as Exhibit 4.2 to this report on Form 8-K.

         In connection with the Company's issuance of the Series C Shares, the purchasers of Series C Shares were granted the Series C Warrants. The Series C Warrants are exercisable for a period of five years at a price per Series C Share of $60.00. The Series C Shares issuable upon exercise of the Series C Warrants are convertible into 8,958,500 shares of the Company's common stock, which is approximately 23% of the Company's fully-diluted issued and outstanding common stock. The foregoing description of the Series C Warrants is qualified in its entirety by the form of Warrant to Purchase Shares of Series C Preferred Stock of Crdentia Corp. filed as Exhibit 4.3 to this report on Form 8-K.

WARRANT TO PURCHASE SERIES B-1 PREFERRED STOCK

         On August 31, 2004, the Company granted a warrant to purchase up to 6,000 shares of Series B-1 Preferred Stock to MedCap (the "MedCap Warrant") to settle a dispute regarding certain representations and warranties made in connection with the Company's Series B Preferred Stock financing, which was consummated in June 2004. The MedCap Warrant is exercisable for a period of five years at a price of $60.00 per share of Series B-1 Preferred Stock. The rights, preferences and privileges of the Series B-1 Preferred Stock are described in the report on Form 8-K filed by the Company on August 24, 2004. The foregoing description of the MedCap Warrant is qualified in its entirety by the form of Warrant to Purchase Shares of Series B-1 Preferred Stock of Crdentia Corp. filed as Exhibit 4.4 to this report on Form 8-K.


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WARRANT AGREEMENT AND BRIDGE WARRANT

         On August 31, 2004, the Company entered the Warrant Agreement with Bridge, pursuant to which the Company granted to Bridge the Bridge Warrant. The Bridge Warrant is exercisable for a period of ten years at a price per share of $3.15. Under the Warrant Agreement, Bridge is entitled to certain anti-dilution adjustments and registration rights with respect to the shares of the Company's Common Stock issuable upon exercise of the Bridge Warrant. The foregoing description of the Warrant Agreement and the Bridge Warrant is qualified in its entirety by the Warrant Agreement and Bridge Warrant filed as Exhibits 4.5 and 4.6, respectively, to this report on Form 8-K.

EXEMPTION FROM REGISTRATION

         The Series C Shares, the Series C Warrants, the MedCap Warrant and the Bridge Warrant (collectively, with any shares of capital stock issuable upon conversion or exercise of the Series C Shares, the Series C Warrants, the MedCap Warrant and the Bridge Warrant, as the case may be, the "Securities") were issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended and/or Regulation D promulgated under the Securities Act of 1933. The issuances were made without general solicitation or advertising. Each purchaser of Securities represented to the Company that such individual or entity is an accredited investor as defined in Rule 501(a) of the Securities Act of 1933, that the Securities were being acquired for investment and that such purchaser had access to all relevant information necessary to evaluate the investment.

ITEM 3.03     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         As described in further detail above under ITEM 1.01, ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT, on August 31, 2004, the Company entered the Loan Agreement with Bridge. The Loan Agreement restricts the Company's ability to declare or pay any dividend or other distribution (whether in cash or in kind) on any class of its capital stock, except for the payment of stock dividends to the holders of the Company's Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock. The description of the Loan Agreement set forth herein is qualified in its entirety by reference to the Loan Agreement filed with this report on Form 8-K as Exhibit 10.1

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         In connection with the issuance of Series C Shares described in further detail above under ITEM 3.02, UNREGISTERED SALES OF EQUITY SECURITIES, on August 31, 2004 the Company filed the Series C Certificate with the Secretary of State of the State of Delaware.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------

         4.1 Certificate of Designations, Preferences and Rights of Series C Preferred Stock of Crdentia Corp.

         4.2 Amended and Restated Registration Rights Agreement dated August 31, 2004 by and among Crdentia Corp. and the investors listed on Schedule A thereto.

         4.3 Warrant to Purchase Shares of Series C Preferred Stock of Crdentia Corp. granted to the holders listed on Schedule A thereto.

         4.4 Warrant to Purchase Shares of Series B-1 Preferred Stock of Crdentia Corp. granted to MedCap Partners L.P.

         4.5 Warrant Agreement dated August 31, 2004 by and among Crdentia Corp. and Bridge Opportunity Finance, LLC.

         4.6 Warrant to Purchase Shares of Common Stock of Crdentia Corp. granted to Bridge Opportunity Finance, LLC.

         10.1 Loan and Security Agreement dated August 31, 2004 by and among Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., AHHC Acquisition Corporation, CPS Acquisition Corporation and Bridge Opportunity Finance, LLC.

         99.1              Press Release of Crdentia Corp. dated August 31,
                           2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CRDENTIA CORP.


September 7, 2004                            By: /s/ James D. Durham
                                                 -------------------------------
                                                 James D. Durham
                                                 Chief Executive Officer



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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       -----------

4.1 Certificate of Designations, Preferences and Rights of Series C Preferred Stock of Crdentia Corp.

4.2 Amended and Restated Registration Rights Agreement dated August 31, 2004 by and among Crdentia Corp. and the investors listed on Schedule A thereto.

4.3 Warrant to Purchase Shares of Series C Preferred Stock of Crdentia Corp. granted to the holders listed on Schedule A thereto.

4.4 Warrant to Purchase Shares of Series B-1 Preferred Stock of Crdentia Corp. granted to MedCap Partners L.P.

4.5 Warrant Agreement dated August 31, 2004 by and among Crdentia Corp. and Bridge Opportunity Finance, LLC.

4.6               Warrant to Purchase Shares of Common Stock of Crdentia Corp.
                  granted to Bridge Opportunity Finance, LLC.

10.1 Loan and Security Agreement dated August 31, 2004 by and among Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp., CRDE Corp., AHHC Acquisition Corporation, CPS Acquisition Corporation and Bridge Opportunity Finance, LLC.

99.1              Press release of Crdentia Corp. dated August 31, 2004.